                           LIMITED POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned, a Trustee of the MEMBERS Mutual Funds (the "Fund"), a business trust duly organized under the laws of the State of Delaware, do hereby appoint, authorize, and empower Kevin
S. Thompson or Faye A. Patzner, severally, as my attorney and agent, for me and in my name as a Trustee of the Fund on behalf of the Fund or otherwise with full power to execute, deliver and file with the Securities and Exchange Commission all necessary post-effective amendments to Form N-1A filed by the Fund, File No. 333-29511 and 811-08261, as may be required under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and to do and perform each and every act that said attorney may deem necessary or advisable to comply with the intent of the aforesaid Acts.

WITNESS my hand and seal this 1st day of March, 2006.


                                         /s/ Rolf F. Bjelland
                                         ---------------------------------------
                                         ROLF F. BJELLAND

                            LIMITED POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned, a Trustee of the MEMBERS Mutual Funds (the "Fund"), a business trust duly organized under the laws of the State of Delaware, do hereby appoint, authorize, and empower Kevin
S. Thompson or Faye A. Patzner, severally, as my attorney and agent, for me and in my name as a Trustee of the Fund on behalf of the Fund or otherwise with full power to execute, deliver and file with the Securities and Exchange Commission all necessary post-effective amendments to Form N-1A filed by the Fund, File No. 333-29511 and 811-08261, as may be required under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and to do and perform each and every act that said attorney may deem necessary or advisable to comply with the intent of the aforesaid Acts.

WITNESS my hand and seal this 1st day of March, 2006.


                                         /s/ Gwendolyn M. Boeke
                                         ---------------------------------------
                                         Gwendolyn M. Boeke

                            LIMITED POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned, a Trustee of the MEMBERS Mutual Funds (the "Fund"), a business trust duly organized under the laws of the State of Delaware, do hereby appoint, authorize, and empower Kevin
S. Thompson or Faye A. Patzner, severally, as my attorney and agent, for me and in my name as a Trustee of the Fund on behalf of the Fund or otherwise with full power to execute, deliver and file with the Securities and Exchange Commission all necessary post-effective amendments to Form N-1A filed by the Fund, File No. 333-29511 and 811-08261, as may be required under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and to do and perform each and every act that said attorney may deem necessary or advisable to comply with the intent of the aforesaid Acts.

WITNESS my hand and seal this 1st day of March, 2006.


                                         /s/ Richard E. Struthers
                                         ---------------------------------------
                                         Richard E. Struthers

                            LIMITED POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned, a Trustee of the MEMBERS Mutual Funds (the "Fund"), a business trust duly organized under the laws of the State of Delaware, do hereby appoint, authorize, and empower Kevin
S. Thompson or Faye A. Patzner, severally, as my attorney and agent, for me and in my name as a Trustee of the Fund on behalf of the Fund or otherwise with full power to execute, deliver and file with the Securities and Exchange Commission all necessary post-effective amendments to Form N-1A filed by the Fund, File No. 333-29511 and 811-08261, as may be required under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and to do and perform each and every act that said attorney may deem necessary or advisable to comply with the intent of the aforesaid Acts.

WITNESS my hand and seal this 1st day of March, 2006.


                                         /s/ David P. Marks
                                         ---------------------------------------
                                         David P. Marks

                            LIMITED POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned, a Trustee of the MEMBERS Mutual Funds (the "Fund"), a business trust duly organized under the laws of the State of Delaware, do hereby appoint, authorize, and empower Kevin
S. Thompson or Faye A. Patzner, severally, as my attorney and agent, for me and in my name as a Trustee of the Fund on behalf of the Fund or otherwise with full power to execute, deliver and file with the Securities and Exchange Commission all necessary post-effective amendments to Form N-1A filed by the Fund, File No. 333-29511 and 811-08261, as may be required under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and to do and perform each and every act that said attorney may deem necessary or advisable to comply with the intent of the aforesaid Acts.

WITNESS my hand and seal this 1st day of March, 2006.


                                         /s/ Lawrence R. Halverson
                                         ---------------------------------------
                                         Lawrence R. Halverson

                            LIMITED POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned, a Trustee of the MEMBERS Mutual Funds (the "Fund"), a business trust duly organized under the laws of the State of Delaware, do hereby appoint, authorize, and empower Kevin
S. Thompson or Faye A. Patzner, severally, as my attorney and agent, for me and in my name as a Trustee of the Fund on behalf of the Fund or otherwise with full power to execute, deliver and file with the Securities and Exchange Commission all necessary post-effective amendments to Form N-1A filed by the Fund, File No. 333-29511 and 811-08261, as may be required under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and to do and perform each and every act that said attorney may deem necessary or advisable to comply with the intent of the aforesaid Acts.

WITNESS my hand and seal this 1st day of March, 2006.


                                         /s/ Steven P. Riege
                                         ---------------------------------------
                                         Steven P. Riege